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                                    UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, DC 20549

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): October 22, 2002

                                SILICON LABORATORIES INC.
                   (Exact Name of Registrant as Specified in Charter)

         Delaware                       000-29823                 74-2793174
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                       4635 Boston Lane, Austin, TX 78735
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

         Registrant's telephone number, including area code: (512) 416-8500

                                      Not Applicable
            -------------------------------------------------------------
            (Former Name or Former Address, if Changed since Last Report)


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ITEM 9.   REGULATION FD DISCLOSURE

On October 22, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2002 with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certification below, as required by 18 U.S.C Section 1350, as created by
Section 906 of the Sarbanes-Oxley Act of 2002:

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Silicon Laboratories Inc. (the "Company") hereby certify that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 28, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated October 22, 2002

/s/ Navdeep S. Sooch
------------------------------

Navdeep S. Sooch
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER
(PRINCIPAL EXECUTIVE OFFICER)


/s/ Russell J. Brennan
------------------------------

Russell J. Brennan
VICE PRESIDENT AND
CHIEF FINANCIAL OFFICER
(PRINCIPAL ACCOUNTING OFFICER)


The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SILICON LABORATORIES INC.

Date: October 22, 2002                 By: /s/ Russell J. Brennan
                                           ------------------------------------

                                           Russell J. Brennan
                                           VICE PRESIDENT AND
                                           CHIEF FINANCIAL OFFICER
                                           (PRINCIPAL ACCOUNTING OFFICER)



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